UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: September 20, 2022

(Date of earliest event reported: September 14, 2022)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11178	Revlon, Inc.	13-3662955
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

33-59650	Revlon Consumer Products Corporation	13-3662953
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

Former Name or Former Address, if Changed Since Last Report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Revlon, Inc.	Class A Common Stock	REV	New York Stock Exchange
Revlon Consumer Products Corporation	None	N/A	N/A

Indicate by check mark whether each registrant is an "emerging growth company" as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) in Rule 12b-2 of the Exchange Act.

Emerging Growth Company
Revlon, Inc.	☐
Revlon Consumer Products Corporation	☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Key Employee Incentive Plan

As previously disclosed, on June 15, 2022 (the “Petition Date”), Revlon, Inc. (“Revlon”) and certain subsidiaries, including Revlon Consumer Products Corporation (“Products Corporation” and together with Revlon, the “Company”) (the chapter 11 filing entities collectively, the “Debtors”), filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  The cases (the “Chapter 11 Cases”) are being  administered under the caption In re Revlon, Inc., et al. (Case No. 22-10760 (DSJ)).The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On September 14, 2022, the Bankruptcy Court approved a Key Employee Incentive Plan (the “KEIP”), which had previously been approved by the Restructuring Committee of the board of directors of the Company, subject to Bankruptcy Court approval. The KEIP was developed with the assistance of independent advisors to provide incentive-based compensation to its participants based on performance objectives for three financial metrics: (i) tested recurring EBITDA (weighted 60%), (ii) tested cumulative operating net cash flow (weighted 30%), and (iii) tested net sales (weighted 10%) (the “KEIP Metrics”). The KEIP Metrics will be measured over six quarterly periods (each, a “Performance Period”), beginning with the third quarter of 2022 and continuing through the fourth quarter of 2023, and quarterly payments will be made, to the extent performance goals are achieved, as soon as practicable after each Performance Period. In addition to the quarterly measurement of metrics, performance will be measured on a cumulative basis at the end of each year and a “catch-up” payment will be made to the extent the Debtors’ aggregate performance and earned payouts based on annual performance exceed the quarterly payouts for such year to date.

Participants in the KEIP include Revlon’s President and Chief Executive Officer Debra Perelman, Revlon’s Chief Financial Officer Victoria Dolan and six other key members of the Company’s management team (the “KEIP Participants”). KEIP Participants will receive awards (each, a “KEIP Award”), with an individual target award amount (each, a “Target Award”), which is the amount that may be earned if performance against the goals for each of the KEIP Metrics is earned at target. For 2022, if threshold performance is achieved for each of the KEIP Metrics, the awards may be earned from 50% to 100% of the Target Award depending upon performance, and for 2023, the KEIP Awards may be earned from 50% to 150% of the Target Award, based upon performance against 2023 goals for each of the KEIP Metrics. The aggregate value of Target Awards eligible to be made to the KEIP Participants is approximately $29 million. Actual KEIP Awards may be as low as $0 for all KEIP Participants in the aggregate, or as high as approximately $36 million for all KEIP Participants in the aggregate. The Target Awards for Revlon’s named executive officers (“NEOs”) are as follows: approximately $14.2 million in the aggregate over the 18-month KEIP term for Ms. Perelman and $800,000 for Ms. Dolan, for the third quarter of 2022 (the only quarter in which she will participate in the KEIP), with maximum payments of approximately $17.7 million and $800,000, respectively.

KEIP Participants’ eligibility to receive KEIP Awards are subject to continued and active employment in good standing with the Company through the end of each quarter. If a KEIP Participant is terminated with cause, such KEIP Participant will forfeit eligibility to participate in the KEIP. If a KEIP Participant is terminated without cause or due to death or disability or resigns for Good Reason (as defined in the award agreement), as applicable, in each case prior to the end of the applicable Performance Period, the KEIP Participant will be eligible to receive, subject to executing a release of claims, a prorated KEIP Award based upon the number of days actually worked out of the number of days available to work within the applicable Performance Period (with such prorated KEIP Award based on actual performance results against the applicable performance goals for such Performance Period for the KEIP Metrics). KEIP Participants (other than Ms. Dolan) will also be eligible to earn a prorated annual “catch up” payment (based upon the number of days actually worked out of the number of days available to work within the applicable year and with such prorated catch up KEIP Award based on actual performance results against the applicable performance goals for such year for the KEIP Metrics). Other than for any payments to Ms. Dolan, payments under the KEIP are subject to a 50% clawback, and in the case of Ms. Perelman, a 100% clawback, if a KEIP Participant’s employment is terminated prior to the earlier of (a) the confirmation date of any plan confirmed in the Chapter 11 Cases, and (b) December 31, 2023, for any reason other than termination by the Debtors without cause, by Ms. Perelman for Good Reason or due to death or disability.

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Cautionary Statement Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K are “forward-looking statements” made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the bankruptcy petitions, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the bankruptcy petitions, the effects of the bankruptcy petitions on the Company and on the interests of various constituents, Bankruptcy Court rulings on the bankruptcy petitions and the outcome of the bankruptcy petitions in general, the length of time the Company will operate under the bankruptcy petitions, risks associated with third-party motions in the bankruptcy petitions, the potential adverse effects of the bankruptcy petitions on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of our debt obligations; trading price and volatility of the Company’s Class A common stock and the ability of the Company to remain listed on NYSE as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2022

REVLON, INC.

By:	/s/ Victoria Dolan
Name: Victoria Dolan
Title: Chief Financial Officer

REVLON CONSUMER PRODUCTS CORPORATION

By:	/s/ Victoria Dolan
Name: Victoria Dolan
Title: Chief Financial Officer

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